SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 January 3, 2008
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                        333-42036                 95-4502724
         ------                        ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                       N/A
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 2.01 Disposition of Assets



SOYO Inc. reported to shareholders today that on December 31, 2007, the Company completed the sale of all assets related to the Company's VoIP business to 247MGI, based in Miami, Florida. The sales price was $1,000,000 in restricted stock. The Company does not expect to recognize a material gain or loss on the transaction.





SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOYO GROUP, INC.
                                            (Registrant)




Date: January 4, 2008                    By:   /s/ MING CHOK
     -------------------                       ---------------------------
                                               Ming Chok, CEO



Date: Jnauary 4, 2008                   By:    /s/ NANCY CHU
     -------------------                       ---------------------------
                                               Nancy Chu, CFO